UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

October 26, 2006

MedImmune, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-19131	52-1555759
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

One MedImmune Way, Gaithersburg, MD 20878

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (301) 398-0000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐              Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐              Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.   Results of Operations and Financial Condition.

On October 26, 2006, MedImmune, Inc. (the “Company”) issued a press release announcing the Company’s results for the third quarter and will conduct a previously announced, publicly available conference call to discuss those results. A copy of the Company’s press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is hereby furnished in its entirety pursuant to Item 2.02.

Item 9.01.   Financial Statements and Exhibits.

(d)                                 Exhibits.

See the attached Exhibit Index.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MedImmune, Inc.

Date: October 26, 2006	By:	/s/ Atul Saran
Atul Saran
Senior Director, Legal Affairs
and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated October 26, 2006, titled “MedImmune Reports Financial Results for 2006 Third Quarter and Nine-Month Period”